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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference of our report dated February 20, 2004, with respect to the consolidated financial statements and schedules of American Commercial Lines LLC (Debtor in Possession) included in Danielson Holding Corporation's Annual Report (Form 10-K) for the year ended December 31, 2003 into Danielson Holding Corporation Registration Statement on Form S-3 (No. 333-39144).



                              /s/ Ernst & Young LLP


Louisville, Kentucky
May 13, 2004